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                                                                   Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 15, 1996, included in Hadco Corporation's Form 10-K for the year ended October 26, 1996 and to all references to our Firm included in this registration statement.





                                     /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 26, 1997